UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2013

UBL Interactive, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54955	27-1077850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Carmel Road, Suite 202
Charlotte, NC	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 704-930-0297

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2013, UBL Interactive, Inc., a Delaware Corporation (the “Company”) entered into an amendment (the “Bryant Amendment”) to the employment agreement with  its Chief Executive Officer, Doyal Bryant.

The Bryant Amendment provides that the Base Salary for Mr. Bryant for calendar year 2013 will be $112,500 per annum which shall revert to the Base Salary provided in the original employment agreement with Mr. Bryant upon the occurrence of the earliest of (Trigger Event”):  (i) the Company’s month end cash balance being equal to at least $2,000,000, (ii) closing of a financing transaction with aggregate proceeds of at least $2,000,000, or (iii) a Change of Control (as defined in the employment agreement).  In addition, the Bryant Amendment provides for the payment of a performance bonus which shall equal to 112,500 multiplied by a fraction, the numerator of which is the number of days you are employed during calendar year 2013 prior to the occurrence of any Trigger Event and the denominator of which is 365, plus $198,269.46.

On September 20, 2013, the Company entered into an amendment (the “Travers Amendment”) to the employment agreement with its Chief Revenue Officer and President, Chris Travers.

The Travers Amendment provides that the Base Salary for Mr. Travers for calendar year 2013 will be $100,000 per annum which shall revert to the Base Salary provided in the original employment agreement with Mr. Travers upon the occurrence of the earliest of (Trigger Event”):  (i) the Company’s month end cash balance being equal to at least $2,000,000, (ii) closing of a financing transaction with aggregate proceeds of at least $2,000,000, or (iii) a Change of Control (as defined in the employment agreement).  In addition, the Travers Amendment provides for the payment of a performance bonus which shall equal to 100,000 multiplied by a fraction, the numerator of which is the number of days you are employed during calendar year 2013 prior to the occurrence of any Trigger Event and the denominator of which is 365, plus $202,115.64.

The above is a summary of each amendment and is qualified in its entirety by the provisions of the amendments which are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment to Employment Agreement between UBL, Inc. and Doyal Bryant, dated as of September 20, 2013 (Incorporated by reference to Exhibit 10.19 included in the Company’s Form 10 filed with the Securities and Exchange Commission on September 23, 2013)

10.2	Amendment to Employment Agreement between UBL, Inc. and Chris Travers, dated as of September 20, 2013 ((Incorporated by reference to Exhibit 10.20 included in the Company’s Form 10 filed with the Securities and Exchange Commission on September 23, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2013

UBL Interactive, Inc.
/s/ Doyal Bryant
By: Doyal Bryant Title: Chief Executive Officer